UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 30, 2006

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.04 – Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

NovaStar Financial, Inc. (the “Company”) filed a prospectus dated January 20, 2006 and a prospectus supplement dated February 17, 2006 regarding its offer to rescind (the “Rescission Offer”) the previous purchase of shares of Company common stock included in units in the NovaStar Common Stock Fund, which was an investment alternative under the Company’s 401(k) Plan, purchased during the one-year period immediately preceding January 20, 2006.

The Rescission Offer expired at 5:00 p.m., Central time, on March 30, 2006. In order to process the Rescission Offer, the Company, as Plan administrator, must temporarily suspend (the “Blackout”) all transactions related to the NovaStar Fund for Plan participants that accept the Rescission Offer. The Blackout for Plan participants that accept the Rescission Offer will begin at 5:00 p.m., Central time, on March 30, 2006 and is expected to end during the calendar week of April 2, 2006 (the “Blackout Period”) on the date that the proceeds for the Rescission Offer are credited to the 401(k) Plan accounts of such participants.

Because the Company did not know whether 50% or more of the participants in individual account plans maintained by the Company would be affected by the Blackout, the Company previously sent a notice to its directors and executive officers informing them that they may be restricted from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company during the Blackout Period.

Based on the results of the Rescission Offer, the Blackout will not affect the ability of 50% or more of the participants in individual account plans maintained by the Company to acquire or hold equity securities of the Company. Therefore, on March 30, 2006, the Company sent a notice to its directors and executive officers informing them that Regulation BTR will not restrict their ability to enter into transactions in Company equity securities during the Blackout Period.

Although the notice was not required because the Blackout Period will not affect the ability of 50% or more of the participants in individual account plans maintained by the Company to acquire or hold equity securities of the Company, it was provided as a cautionary matter to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Regulation BTR. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

99.1	Memorandum regarding Notice of Blackout Period dated March 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: March 31, 2006	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit

Number

99.1	Memorandum regarding Notice of Blackout Period dated March 30, 2006